Exhibit 99.1

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND REGISTRATION IS THEREFORE NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.  ANY TRANSFEREE OF THIS DEBENTURE SHOULD CAREFULLY REVIEW THE TERMS OF THIS DEBENTURE.

DEBENTURE

MACE SECURITY INTERNATIONAL, INC.
Issue Date:  March 30, 2011
Principal Amount: $1,400,000
Interest Rate: Six Percent

FOR VALUE RECEIVED, MACE SECURITY INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of MERLIN PARTNERS, LP or  its assigns ("Holder") the principal amount of One Million Four Hundred Thousand Dollars ($1,400,000) ("Principal Amount"), and interest on the Principal Amount at the rate of six (6%) percent per annum, all in accordance with the terms hereof.

1.           Payments.

a.           Due Date of Principal Amount.  The Principal Amount shall be due and payable by the Company to the Holder on the Maturity Date, (as defined in Section 2 below), or upon acceleration or by conversion in accordance with the terms hereof.  The Maturity Date is March 30, 2013, unless extended or shortened as provided in Section 3(a) of this Debenture.  The Principal Amount shall not be due or owing, if the Principal Amount is converted into Common Stock (as defined in Section 2 below).

b.           Due Date of Interest.  Interest shall accrue on the Principal Amount, computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of six (6%) per annum ("Interest").  The accrued interest shall be paid by the Company to Holder quarterly on March 31, June 30, September 30 and December 31 of each year that the Principal Amount is outstanding.

c.           Payments.  All payments shall first be applied to accrued interest and then to reduce the principal owed.  After a default that is not cured, payments shall be allocated first to Holder’s costs of collection, including, without limitation attorney fees, then to interest and finally to principal, unless otherwise required by applicable law.  All payments of principal and interest on this Debenture, (to the extent such principal is not converted into Common Stock (as defined in Section 2 below), shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Debenture.  Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a Trading Day (as defined in Section 2 below), the same shall instead be due on the next succeeding day which is a Trading Day. Acceptance by the Holder of any payment that is less than the payment due at that time shall not constitute a waiver of the Holder's right to receive payment in full at that time or any other time.

2.           Certain Defined Terms.  For purposes of this Debenture, the below terms shall have the following meanings:

a.           "Acceleration Notice" at written notice sent by the Holder to the Company stating that the Maturity Date has been accelerated to a stated date, which stated date must not (a) be earlier than the date that is thirty days after the Conversion Trigger Event, and (b) may not be latter than the six month anniversary date of the Conversion Trigger Event.

b.           "Additional Stock"  the $4,000,000 in amount of Common Stock, defined in and to be purchased by the Holder and its assignees under the terms and provisions of the Securities Purchase Agreement executed between the Holder and the Company on March 25, 2011.

c.           “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

d.           "Collateral " means all personal property described in the Security Documents which secure the payment of this Debenture, as further defined in Section 4 of this Debenture.

e.           “Conversion Amount” means the Principal Amount of this Debenture; the conversion of the Principal Amount into Common Stock is required to be on an all or none basis.

f.            “Conversion Price” means the arithmetic average of the Closing Sale Prices  of the Common Stock for the ten (10) consecutive Trading Days commencing thirty (30) Trading Days following the day that the Conversion Trigger Event, (as hereafter defined) occurs; the Conversion Price is to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction occurring, as provided in this Debenture.  The Conversion Price is to be utilized only for conversions occurring under Section 3(b) and not for conversions occurring under Section 3(c).

g.           "Conversion Pricing Date" means the 5:00 pm Eastern Time of the day that the Conversion Price is able to be established, i.e. 5:00 pm of the tenth consecutive Trading Day commencing thirty (30) Trading Days following the Conversion Trigger Event.

h.           "Conversion Notice"  means the fully executed notice of conversion in the form attached hereto as Exhibit I.

i.           "Conversion Trigger Event" means the occurrence of both (i) the consummation or termination of the Rights Offering, and (ii) the Holder and its assigns having purchased the Additional Stock, under the terms and provisions of the Securities Purchase Agreement.

j.           “Common Stock” means the common stock of the Company, par value $.01.

k.           “Company” means Mace Security International, Inc, having its corporate headquarters at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 10044.

l.           "Company Confirmation of Conversion Notice" means the fully executed confirmation in the form attached hereto as Exhibit II.

m.           “Holder” means Merlin Partners, LP., whose address is One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122.

n.           "Interest" means six (6%) per annum.

o.           "Liabilities"  means all obligations, indebtedness and liabilities of the Company to the Holder now existing or later arising, including, without limitation, all loans, and advances received by Holder and all obligations and liabilities owed by Company to Holder under all Security Documents and a Promissory Note dated December 28, 2010, and all monetary obligations accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or un-liquidated.

p.           "Maturity Date" is the date that is determined in accordance with Section 3(a) of this Debenture.

q.           “Person” means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

r.           "Principal Amount" means One Million Four Hundred Thousand ($1,400,000) Dollars.

s.           “Principal Market” means the OTCQB™ market operated by OTC Market, Inc.

t.           "Rights Offering"  means a rights offering made by the Company to its  shareholders pursuant to which the Company will distribute to holders of record of its Common Stock non-transferable subscription rights (the “Rights”) to purchase three shares of the Company’s common stock for each share held of record by each shareholder, at a subscription price and on the other terms to be set forth in a registration statement on Form S-1 to be filed by the Company under the Securities Act of 1933, as amended.

u.           “Sale Price” means, for any security as of any date, the trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

v.           "Security Documents" in this Debenture means the documents and agreements identified as such in Section 4 of this Debenture.

w.           "Securities Purchase Agreement" means the Securities Purchase Agreement executed between the Holder and the Company on March 25, 2011, pursuant to which the Holder and its assignees is to purchase $4,000,000 in amount of Common Stock, under the terms and provisions of the agreement.

x.           "Trading Day" shall mean any day on which the Principal Market (as defined below) is open for customary trading.

3.           Maturity Date and Conversion of Debenture.

a.           Maturity Date.  The Maturity Date is, as set forth below in this Section 3(a).

i.    At the issuance date of this Debenture, the Maturity Date shall be March 30, 2013.  The Maturity Date shall remain as March 30, 2013, unless accelerated under Section 3(a)(ii), or extended under Section 3(a)(iii) of this Debenture.

ii.   If the Conversion Trigger Event occurs, the Holder may accelerate the Maturity Date to be any date (a) that is after the Conversion Pricing Date and (b) before the six month anniversary date of the Conversion Pricing Date.  The Holder's right to accelerate the Maturity Date as set forth in this Section 3(a)(ii) expires, if not exercised by the Holder before the six month anniversary date of the Conversion Pricing Date.  The Holder shall exercise its right to accelerate the Maturity Date by providing the Company with the Acceleration Notice.  The Acceleration Notice must be sent to the Company at less thirty (30) days prior to the date to which the Maturity Date has been accelerated.

iii.  If the Conversion Trigger Event occurs, and the Holder does not timely exercise its right to accelerate the Maturity Date as set forth in Section 3(a)(ii) above, the Maturity Date shall be extended to March 30, 2016.

b.           Conversion Rights - After the Conversion Trigger Date.  If the Conversion Trigger Event occurs and the Holder does not elect to accelerate the Maturity Date, as set forth in Section 3(a)(ii) above, the Holder shall be entitled to convert the Principal Amount into Common Stock at the Conversion Price at any time prior to the extended Maturity Date of March 30, 2016.  Upon conversion and delivery of an amount of Common Stock equal to the Principal Amount, valued at the Conversion Price, the Principal Amount will no longer be owed, any accrued Interest shall be paid to the Holder and the Common Stock delivered in exchange for the Common Stock shall be fully paid and non-assessable.   The shares of Common Stock delivered to Holder shall not be registered under the Securities Act of 1933, as amended.  No fractional shares of Common Stock shall be issued, the Company shall round any fraction of a share of Common Stock up or down to the nearest whole share.

c.           Conversion Rights - If Rights Offering is Cancelled.  If, and only if, the Company does not proceed with its plan to make the Rights Offering and cancels the Rights Offering, the Holder shall be entitled to convert the Principal Amount into Common Stock at any time after the cancellation of the Rights Offering and prior to the initial Maturity Date of March 30, 2013.  The conversion amount per share, if the Holder exercises its conversion right under this Section 3(c) shall be the lower of seventy five (75%) percent of the:

(i) arithmetic average of the Closing Sale Prices  of the Common Stock for the ten (10) consecutive Trading Days commencing eleven (11) Trading Days prior to the date the Holder notifies the Company in writing that it has elected to convert the Principal Amount under the provisions of this Section 3(c); or

(ii) the Company's per share tangible book value on the day that is eleven (11) Trading Days prior to the date the Holder notifies the Company in writing that it has elected to convert the Principal Amount under the provisions of this Section 3(c).

If the Holder elects to convert the Principal Amount under this Section 3(c) the Principal Amount will no longer be owed, any accrued Interest shall be paid to the Holder and the Common Stock delivered in exchange for the Common Stock shall be fully paid and non-assessable.   The shares of Common Stock delivered to Holder shall not be registered under the Securities Act of 1933, as amended.  No fractional shares of Common Stock shall be issued, the Company shall round any fraction of a share of Common Stock up or down to the nearest whole share.

d.           Mechanics of Conversion.  To convert this Debenture into shares of Common Stock under the provisions of Section 3(b) or 3(c), the Holder hereof shall (i) transmit by facsimile or e-mail (or otherwise deliver) on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed of the Conversion Notice in the form attached hereto as Exhibit I to the Company with a copy thereof to the Company's designated transfer agent and (ii), subject to delivery of the required number of Common Stock issuable on conversion surrender to a common carrier for delivery to the Company as soon as practicable following such date, the original Debenture being converted.  Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than two (2) Trading Day after receipt of such Conversion Notice, send, via facsimile or e-mail, the Company Confirmation of Conversion Notice in the form attached hereto as Exhibit II to the Holder and the Company's transfer agent, which confirmation shall constitute an irrevocable instruction to the transfer agent to process such Conversion Notice in accordance with the terms herein.  Upon receipt by the Company's transfer agent of a copy of the executed Conversion Notice and a copy of the applicable Company Confirmation of Conversion Notice, the transfer agent shall, by the second  (2nd) Trading Day following the date of receipt of the Company Confirmation of Conversion Notice, issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.  The share certificate shall contain a legend stating that:

"THE COMMON STOCK REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND REGISTRATION IS THEREFORE NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

e.           Record Holder.  The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the date the that a valid Conversion Notice was sent.

f.           Adjustments of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 3(e).  If the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect prior to the subdivision shall be divided by the denominator used to calculate the subdivision of the Common Stock, for example if each share of Common Stock is being subdivided into three shares,  the Conversion Price in effect prior to the subdivision shall be divided by three to arrive at the adjusted Conversion Price.  If the Company combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect prior to the combination shall be multiplied by the denominator used to calculate the combination, for example if three shares of Common Stock are being combined into one share, the Conversion Price in effect prior to the subdivision shall be multiplied by three to arrive at the adjusted Conversion Price.  If the Company issues any shares of its capital stock in a reclassification of the Common Stock, then the Debenture shall adjusted so that the Holder shall be entitled to receive the kind and number of Common Stock or other securities of the Company which it would have owned or have been entitled to receive had this Debenture been converted into Common Stock in advance thereof.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

g.           Notice of Adjustment.  Whenever the number of Conversion Price or number or kind of securities or other property purchasable upon the conversion of this Debenture is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the adjusted Conversion Price (and other securities) purchasable upon the conversion of this Debenture after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

h.           Notice of Corporate Action.  If at any time after the Holder has the right to convert this Debenture into Common Stock:

i.           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

ii.           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

iii.           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder  prompt notice of the  record date of such transaction on the date and in the manner it provides notice to its other shareholders; provided, however, any such notice is provided in such a way as to give the Holder reasonable opportunity to exercise any of its rights under this Debenture.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company.

i.           Reservation of Shares.  The Company shall, so long as any principal amount of the Debenture is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the entire outstanding principal amount of the Debenture without regard to any restrictions or limitations on conversions.

j.           Taxes.  The Company shall pay any and all transfer taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of this Debenture.

4.           Security. The term "Security Documents" in this Debenture means all of the following documents dated as follows: (a) a Security Agreement executed by the Company and Mace Trademark, II, Inc. dated December 28, 2010, creating a first priority security interest on the "Mace" trademark; and (b) a Security and Pledge Agreement executed by the Company and Mace CSS, Inc., granting Holder a pledge of the Mace CSS, Inc common stock and a security interest in the assets of Mace CSS, Inc.  The term "Collateral " in this Debenture means all personal property described in the Security Documents which secure the payment of this Debenture.  The Security Documents and Collateral are to be released by the Holder, upon payment in full of the Principal Amount and Accrued Interest this Debenture or the Conversion of this Debenture into Common Stock.  The Holder shall also release the Collateral and the Security Documents on April 1, 2013, if the Maturity Date becomes March 30, 2016, as provided in Section 3(a)(iii) of this Debenture.

5.           Prepayment. The Company may not prepay any portion of the principal balance of this Debenture, without the consent of the Holder.  The Principal Amount is being borrowed by the Company to fund its acquisition of the common stock of The Command Center, Inc.  Notwithstanding the foregoing restriction against prepayment, if the Principal Amount is advanced to the Company before the Company acquires the common stock of The Command Center, Inc., and the Company does not acquire the common stock of The Command Center, Inc., the Company shall pre-pay this Debenture on the date that the Securities Purchase Agreement, between the Company and the shareholders of The Command Center, Inc., is terminated without the Company having acquired the common stock of The Command Center, Inc.

6.           Representations by Company.  Company represents that: (a) the execution and delivery of this Debenture and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or other third party; and (b) this Debenture is a valid and binding agreement, enforceable according to its terms.  Company further represents that: (a) it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) the execution and delivery of this Debenture and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body, and (ii) do not contravene the terms of its articles of incorporation, its by-laws, or any other agreement governing its affairs.

7.           Events of Default/Acceleration.  If any of the following events occurs this Debenture shall become due immediately, without further notice, at the Holder's option, and the Company hereby waives notice of intent to accelerate maturity of this Note and notice of acceleration of this Note upon any of the following events:

a.           The Company fails to pay, within ten (10) days of when due, any amount payable under this Debenture or any of the Liabilities.

b.           The Company fails to observe or perform any other term of this Debenture and Company does not cure the failure within thirty (30) days after its occurrence.

c.           In the event there is a breach, default or event of default (after applicable notice and cure) under the terms of any Security Documents.

d.           The Company (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction.

e.           A custodian, receiver, or trustee is appointed for the Company or for a substantial part of its assets.

f.           Proceedings are commenced against the Company under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and they remain un-dismissed for sixty (60) days after commencement; or the Company consents to the commencement of those proceedings.

g.           Any judgment is entered against the Company, or any attachment, levy, or garnishment is issued against any property of the Company, in each case, in an amount equal to or greater than Fifty Thousand ($50,000) Dollars and the judgment, attachment, levy or garnishment is not discharged within thirty (30) days of its date of entry.

h.           The Company, without the Holder's written consent (a) is dissolved, (b) merges or consolidates with any third party, (c) leases, sells or otherwise conveys a thirty five percent (35%) or more of its assets or business outside the ordinary course of its business and fails to pay off the remaining balance of this Debenture; or (d)  agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Company, so long as the Company is the survivor).

8.           Remedies.  If this Debenture is not paid at maturity, whether by acceleration or otherwise, the Holder shall have all of the rights and remedies provided by any law or agreement.  The Holder is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person or business entity, with or without designating the capacity of that nominee.  Without limiting any other available remedy, the Company is liable for any deficiency remaining after disposition of any Collateral.  The Company is liable to the Holder for all reasonable costs and expenses of every kind incurred in the making or collection of this Debenture, including without limitation reasonable attorneys' fees and court costs.  These costs and expenses include without limitation any costs or expenses incurred by the Holder in any bankruptcy, reorganization, insolvency or other similar proceeding.

9.           Waivers. Except for those matters set forth in this Debenture where Holder has granted Company a specific right of notice and cure, any party liable on this Debenture waives (a) to the extent permitted by law, all rights defenses and benefits (including anti-deficiency laws) by reason of a non-judicial sale of any of the Collateral; (b) any right to receive notice of the following matters before the Holder enforces any of its rights:  (i) the Holder's acceptance of this Debenture, (ii) any credit that the Holder extends to the Company, (iii) any demand, diligence, presentment, dishonor and protest, or (iv) any action that the Holder takes regarding the Company, anyone else, any Collateral, or any of the Liabilities, that it might be entitled to by law or under any other agreement; (c) any right to require the Holder to proceed against the Company, any other obligor or guarantor of the Liabilities, or any Collateral, or pursue any remedy in the Holder's power to pursue; (d) any defense based on any claim that any endorser or other parties' obligations exceed or are more burdensome than those of the Company; (e) the benefit of any statute of limitations affecting liability of any endorser or other party liable hereunder or the enforcement hereof (f) any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Company for the Liabilities; and (g) any defense based on or arising out of any defense that the Company may have to the payment or performance of the Liabilities or any portion thereof.  Any party liable on this Debenture consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of the Collateral, to the addition of any other party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Debenture.  The Holder may waive or delay enforcing any of its rights without losing them.  Any waiver affects only the specific terms and time period stated in the waiver.  No modification or waiver of any provision of this Debenture is effective unless it is in writing and signed by the party against whom it is being enforced.

10.           Standstill.  Any party liable on this Debenture agrees to stand still with regard to the Holder’s enforcement of its rights, including taking no action to delay, impede or otherwise interfere with the Holder’s rights to realize on the Collateral.

11.           Reinstatement. All parties liable on this Debenture agree that to the extent any payment is received by the Holder in connection with the Liabilities, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Holder or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise ( any such payment is hereinafter referred to as a "Preferential Payment"), then this Debenture shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Holder is in possession of this Debenture, and, to the extent of such payment or repayment by the Holder, the Liabilities or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

12.           Governing Law and Venue.  This Debenture is delivered in the State of Ohio and governed by Ohio law (without giving effect to its laws of conflicts).  The Company agrees that any legal action or proceeding with respect to any of its obligations under this Debenture may be brought by the Holder in any state or federal court located in Ohio. By the execution and delivery of this Debenture, the Company submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Company waives any claim that the state of Ohio is not a convenient forum or the proper venue for any such suit, action or proceeding.

13.           Usury.  The Holder does not intend to charge, collect or receive any interest that would exceed the maximum rate allowed by law.  If the effect of any applicable law is to render usurious any amount called for under this Debenture or the other Security Documents, or if any amount is charged or received with respect to this Debenture, or if any prepayment by the Company results in the Company having paid any interest in excess of that permitted by law, then all excess amounts collected by the Holder shall be credited on the principal balance of this Debenture (or, if this Debenture and all other indebtedness arising under or pursuant to the other Security Documents have been paid in full, refunded to the Company), and the provisions of this Debenture and the other Security Documents immediately shall be deemed reformed and the amounts thereafter collectable reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law.  All sums paid, or agreed to be paid, by the Company for the use, forbearance, or detention of money under this Debenture or the other Security Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding.

14.           Miscellaneous.  This Debenture binds the Company and its successors, and benefits the Holder, its successors and assigns.  Any reference to the Holder includes any holder of this Debenture.  Section headings are for convenience of reference only and do not affect the interpretation of this Debenture.  Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Holder, at its main office if no other address of the Holder is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested.  Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third (3rd) Delivery Day after the notice is deposited in the mail.  "Delivery Day" means a Business Day.  Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.  This Debenture and any Security Documents embody the entire agreement between the Company and the Holder regarding the terms of the loan evidenced by this Debenture and supersedes all oral statements and prior writings relating to that loan.  If any provision of this Debenture cannot be enforced, the remaining portions of this Debenture shall continue in effect.  The Company agrees that the Holder may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights and obligations in this Debenture to one or more purchasers whether or not related to the Holder.  The Company agrees that the Holder may provide any information or knowledge the Holder may have about the Company or about any matter relating to this Debenture or the Related Documents to any one or more purchasers or potential purchasers of this Debenture or the Related Documents.

15.           WAIVER OF SPECIAL DAMAGES.

THE COMPANY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE HOLDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

16.           JURY WAIVER.

THE COMPANY AND THE HOLDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE COMPANY AND THE HOLDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DEBENTURE OR THE OTHER SECURITY DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE HOLDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DEBENTURE.

17.           Lost or Stolen Debenture.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form and content reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Debenture, the Company shall execute and deliver a new Debenture of like tenor and date; provided, however, the Company shall not be obligated to re-issue a Debenture if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

*     *     *     *

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its Chief Executive Officer as of the 30th day of 2011.

MACE SECURITY INTERNATIONAL, INC.

By:	/s/ Dennis Raefield
Name:	Dennis Raefield
Its:	Chief Executive Officer

EXHIBIT I

MACE SECURITY INTERNATIONAL, INC.
FORM OF CONVERSION NOTICE

Reference is made to the Debenture (the "Debenture") issued by Mace Security International, Inc. (the “Company”) on __________.  In accordance with and pursuant to the Debenture, the undersigned hereby elects to convert the principal amount of the Debenture, into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, by tendering the Debenture as of the date specified below.

Conversion Date:

Aggregate outstanding principal amount of
the Debenture and amount to be converted:

Please confirm the following information:

Conversion Price per share:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Debenture is being converted in the following name and to the following address:

Issue to:

Authorized Signature:
Name:
Title:
Phone #:
Fax #:

EXHIBIT II

MACE SECURITY INTERNATIONAL, INC.
FORM OF COMPANY CONFIRMATION OF CONVERSION NOTICE

Reference is made to the Debenture (the "Debenture") issued by Mace Security International, Inc. (the “Company”) on __________.  In accordance with and pursuant to the Debenture, the undersigned hereby confirms and authorizes  the issuance of shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company, in connection with the Conversion Notice (as defined in the Debenture) attached hereto.  Specifically, the Company hereby confirms the following information:

Conversion Date:

Aggregate outstanding principal amount of
the Debenture and amount to be converted:

Conversion Price per share:

Number of shares of Common Stock to be issued:

The shares of Common Stock into which the Debenture is being converted shall be issued in the name and to the address as set forth in the applicable Conversion Notice.

Authorized Signature:
Name:
Title:
Phone #:
Fax #:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase 157,357 Shares of Common Stock of

Mace Security International, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received, Merlin Partners, LP, a Delaware limited parthership, (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after March 30, 2011 (the “Initial Exercise Date”) and on or prior to March 30, 2016 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Mace Security International, Inc., a Delaware corporation (the “Company”), up to 157,357 shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $.20, subject to adjustment hereunder and provided, if any new shares of Common Stock are issued between March 30, 2011 and March 30, 2012 for a price below $.20 per share, then the Exercise Price shall be reduced to equal the price paid for such new shares.  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1.          Consideration and Issuance of Additional Warrants.  This Warrant has been issued to Holder in consideration for the Holder making a $1,400,000.00 loan to the Company, as evidenced by a Debenture dated March 30, 2011.  The number of Warrant Shares has been calculated to be one percent (1%) of the Company's issued and outstanding shares of common stock.  As of March 30, 2011, the Company's issued and outstanding shares of its common stock are 15,735,725.  The Company hereby agrees that it shall issue the Holder additional warrants exercisable into one percent (1%) of any Common Stock issued by the Company from March 30, 2011 through, March 30, 2012 (the "Additional Warrant Shares").  All Additional Warrant Shares shall be issued by the Company to Holder on a form of Common Stock Purchase Warrant which is identical to this Common Stock Purchase Warrant, with the exception that this Paragraph 1 shall not be included.  The Additional Warrant Shares shall be delivered to Holder by the delivery of an executed Common Stock Purchase Warrant meeting the terms of this Paragraph 1, within fifteen days of the Company having issued additional shares of Common Stock.

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2.            Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 8 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at and only at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. No assignment will be effective, until the transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

3.      Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

4.      Exercise of Warrant.

(a)  Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Certificates for shares purchased hereunder shall be delivered to the Holder within 5 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.  In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the Warrant Share Delivery Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall as partial liquidated damages (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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(b)      If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the un-purchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

5.      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

6.      Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

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7.      Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

8.      Transfer, Division and Combination.

(a)       Subject to compliance with any applicable securities laws and the conditions set forth in Sections 2 and 8(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)       This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)       The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

(d)       The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)       If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

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9.      No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

10.      Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

11.      Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

12.      Adjustments of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock (such distributions do not include rights offerings where holders are given a right to purchase additional shares), (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

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13.      Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 13.  For purposes of this Section 13, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 13 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

14.      Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

15.      Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

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(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder  prompt notice of the  record date of such transaction on the date and in the manner it provides notice to its other shareholders; provided, however, any such notice is provided in such a way as to give the Holder reasonable opportunity to exercise any of its rights under this Warrant.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

16.      Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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17.      Miscellaneous.

(a)             Jurisdiction.  This Warrant is issued by a Delaware corporation  and governed by Delaware  law (without giving effect to its laws of conflicts).  The Holder and the Company agree that any legal action or proceeding with respect to any of their respective obligations or rights under this Warrant may be brought in any state or federal court located in the Delaware. The parties waive any claim that the State of Delaware is not a convenient forum or the proper venue for any such suit, action or proceeding.

(b)      Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)      Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)      Notices.  Any notices and demands under or related to this Warrant shall be in writing and delivered to the intended party at its address stated herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested.  Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the day after the day of deposit with a nationally recognized courier service, or (c) on the third (3rd) day after the notice is deposited in the mail.    Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

(e)      Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)      Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)      Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

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(h)      Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)      Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)      Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  March 30, 2011

MACE SECURITY INTERNATIONAL, INC.

By:	/s/ Dennis Raefield
Name:	Dennis Raefield
Title:	President

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NOTICE OF EXERCISE

To:           Mace Security International, Inc.

(1)      The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)      Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 4(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 4(d).

(3)      Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:	______________________________
Name:
Title:

Dated:	________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder's Signature:                                _____________________________

Holder's Address:                                _____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY and PLEDGE AGREEMENT has been executed on March 30, 2011, between Mace Security International, Inc. ("MSI"), a Delaware corporation, whose address is 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044; Mace CSSS, Inc. ("Mace CSSS"), a California corporation which is a wholly owned corporation of MSI; and Merlin Partners, LP, a Delaware limited partnership whose address is One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122 (the "Secured Party").  For purposes of this Security Agreement, MSI and Mace CSSS are hereinafter collectively referred to as (the "Debtor").

1.                      THE COLLATERAL

1.1.  Security Interest of Mace CSSS.  FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, and as security for the prompt payment and performance of all Obligations (as defined in Paragraph 2 below), Mace CSSS hereby grants and conveys to Secured Party a continuing security interest in and lien upon all of Mace CSSS's rights, title and interests in and to:

a.  all of Mace CSSS's new and used Inventory (as that term is now or hereafter defined in the Ohio Uniform Commercial Code, hereinafter "UCC") now owned or hereafter acquired by Mace CSSS, including all raw materials, work in process and materials used, produced or consumed in Debtor's business;

b.  all tangible personal property held by Mace CSSS for sale, consignment or lease in the normal course of Mace CSSS's business, or to be furnished under contracts of service;

c.  all Documents of Title (as that term is defined in the UCC) or certificates of title or origin and all tangible personal property represented thereby held in the name of Mace CSSS;

d.  all Accounts, Contracts, General Intangibles, Chattel Paper and Instruments (as those terms are now or hereafter defined in the UCC), now owned or hereafter acquired by Mace CSSS, whether now existing or hereafter arising; (the term "Account" shall also be deemed to include all rights to payment arising out of or related to any and all monitoring agreements under which Mace CSSS provides service to customers);

e.  all guaranties, sureties and endorsements of Mace CSSS's existing and future Accounts, Chattel Paper and Instruments;

f.  all security or collateral held or taken by Mace CSSS to secure the payment and/or satisfaction of any Account, Chattel Paper or Instrument, including any returned or repossessed goods;

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g. all of Mace CSSS's new and used machinery, equipment, furniture and fixtures now or hereafter owned or possessed by Mace CSSS, whether or not affixed or to be affixed to real estate; and

h.  all patents, processes, trade names, trademarks, copyrights, licenses and all General Intangibles (as that term is now or hereafter defined in the UCC), now or hereafter owned by Mace CSSS;

i.  all of Mace CSSS's rights in monitoring agreements, sale agreements, lease agreements, and other agreements arising out of or relating to Mace CSSS's business;

j. all insurance thereon and the proceeds of such insurance; and all cash and non-cash proceeds of all of the foregoing.

1.2.  Pledge of Mace CSSS Common Stock. FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, and as security for the prompt payment and performance of all Obligations (as defined in Paragraph 2 below), MSI hereby does hereby assign, pledge, hypothecate, deliver and set over to the Secured Party, its successors and assigns, 8,500 shares of common stock in Mace CSSS and all dividends and distributions with respect to such shares (the " Pledged Stock").  The Pledged Stock is all of the outstanding securities of Mace CSSS.  MSI hereby grants to the Secured Party a continuing lien and security interest in the Pledged Stock as collateral security for the prompt and complete payment of all of the Obligations.  Notwithstanding the foregoing, MSI shall be entitled to receive all dividends, distributions and proceeds with respect to the Pledged Stock until the occurrence of an Event of Default hereunder.

1.3.           Delivery of Stock Certificate for Pledged Stock.  Upon request of the Secured Party, MSI shall deliver to Secured Party the stock certificate representing the Pledged Stock along with an undated stock power covering such certificate, duly executed in blank by MSI.  The stock certificate and stock power for the Pledged Stock, is being delivered to perfect the Secured Party's security interest in the Pledged Stock.  MSI retains ownership of the Pledged Stock, until there is an Event of Default and the Secured Party forecloses on its security interest.

1.4.       Collateral.  All of the property described in this Paragraph 1.1 and the Pledged Stock, is hereinafter collectively called the "Collateral."

2.                    OBLIGATIONS SECURED

  The Collateral secures all of the following:

        2.1           The liabilities of MSI to the Secured Party under the Related Documents, as hereafter defined, now existing or later arising, including, without limitation, all loans, and advances received by MSI and all obligations and liabilities owed by MSIor its subsidiaries under all Related Documents.  The term "Related Documents" means all of the following documents: (a) a Debenture executed by MSI in the principal amount of One Million Four Hundred Thousand Dollars ($1,400,000), dated March 30, 2011; (b) a Security Agreement executed by MSI and Mace Trademark, Inc., dated December 28, 2010; (c) this Security and Pledge Agreement; and (d) a Warrant Agreement executed by MSI dated March 30, 2011.

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2.2  The liabilities of Debtor to Secured Party arising out of future loans and/or advances, if any, made by Secured Party to Debtor or Debtor's subsidiaries.

 2.3  All other future liabilities and obligations of Debtor or any of them to Secured Party, whether absolute or contingent, direct or indirect, sole, joint or several, of any nature whatsoever, and out of whatever transactions arising, including without limitation any debt, liability or obligation owing from Debtor to others which Secured Party may obtain by assignment or otherwise, continuing interest accruing on any of the foregoing, and any costs, legal fees and expenses incurred by Secured Party in the enforcement of any of the foregoing.

2.4  The liabilities of MSI and its subsidiaries also include all monetary obligations accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or un-liquidated.

2.5  The cost of curing any Event of Default hereunder which Secured Party elects to cure.

All of the foregoing liabilities and obligations are hereinafter collectively referred to as the "Obligations."  The security interests granted herein shall continue in full force and effect until all of the Obligations have been satisfied in full.

3.                      REPRESENTATIONS, WARRANTIES, AND COVENANTS

In order to induce Secured Party to enter into this Agreement, Debtor warrants, represents and covenants and, until all of the Obligations have been satisfied in full, continues to warrant, represent and covenant, as follows:

3.1  Debtor will execute immediately upon Secured Party's request such UCC financing statements, as are deemed necessary or desirable in Secured Party's sole judgment to perfect and maintain perfected the liens and security interests granted herein.  Debtor hereby appoints Secured Party, its officers, employees and agents, as Debtor's attorney-in-fact, at Secured Party's option and at Debtor's sole expense, in Debtor's or Secured Party's name, to do all acts and things which Secured Party deems necessary or desirable to perfect and maintain perfected the liens and security interests granted herein and to protect the Collateral.  Debtor will pay to Secured Party upon demand the costs and reasonable fees associated with filing the same with appropriate governmental agencies.

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3.2  If the Collateral or any part of the Collateral is purchased or to be purchased by Debtor with the proceeds of any of the Obligations, Debtor will join with Secured Party in executing all notices and other documents necessary to enable Secured Party to obtain a Purchase Money Security Interest of first priority in such Collateral.

3.3  Debtor's chief executive office is the address stated after the name of Debtor above.   If Debtor changes its chief executive office Debtor will immediately advise Secured Party in writing of any change in any of Debtor's place(s) of business, the opening of any new or additional place(s) of business, and the locations of all places wherein Debtor keeps Debtor's Books and Records.

3.4  Debtor shall keep complete and accurate books and records of the Collateral.  Debtor shall permit Secured Party, its officers, employees and agents to have access to all of Debtor's books and records pertaining to the Collateral which Secured Party may request.

        3.5  Debtor shall immediately notify Secured Party of any event causing deterioration, loss or depreciation in value of any of the Collateral.

        3.6  Debtor has or will acquire absolute good and marketable title to the Collateral free and clear of all liens, encumbrances and security interests except the security interests granted to Secured Party hereunder and other rights, if any, of Secured Party, and Debtor will defend the Collateral against the claims and demands of all persons except Secured Party.

        3.7  Debtor will, at its sole cost and expense, preserve the Collateral and Debtor's rights in the Collateral.  Debtor will not grant to anyone other than Secured Party any lien upon or security interest in the Collateral nor allow any person other than Secured Party to obtain a lien or levy upon the Collateral.

        3.8  Debtor will permit Secured Party to inspect and audit the Collateral at any time and from time to time and Debtor will pay the expenses of such inspections and audits upon Secured Party's request.

        3.9  Debtor warrants that the Collateral is now and will later be used for the sole purpose of conducting Debtor's business.

        3.10  MSI is duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to make and perform this Security Agreement, and is duly qualified in all jurisdictions in which it conducts business or where such qualification is required.  Mace CSSS is duly organized, validly existing and in good standing under the laws of the State of California, has the power and authority to make and perform this Security Agreement, and is duly qualified in all jurisdictions in which it conducts business or where such qualification is required.  The execution, delivery and performance of the Related Documents have been duly authorized by all requisite corporate action and will not violate any provision of law or regulation, or of the Articles of Incorporation, By-Laws of Debtor, or any agreement, indenture or instrument to which Debtor is a party.  The Related Documents evidencing the Obligations when executed and delivered by Debtor, will be legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms.

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3.11  No Event of Default (as this term is defined in Paragraph 5 below) has occurred and no event has occurred which, with the passage of time, could be an Event of Default hereunder.

3.12  Mace CSSS acknowledges and agrees that (1) Mace CSSS is a wholly owned subsidiary of MSI, (2) Mace CSS is benefited by the loans and other financial accommodations made by Secured Party to MSI pursuant to the Related Documents (the “Financial Accommodations”), (3) Mace CSSS’s execution and delivery of this Agreement is a material inducement to Secured Party to provide the Financial Accommodations, and (4) without this Agreement, Secured Party would not have provided the Financial Accommodations.

4.    SIGNATORY AUTHORIZATION

            Debtor hereby appoints any employee, officer or agent of Secured Party as Debtor's true and lawful attorney-in-fact, with power:

4.1  To sign and endorse the name of Debtor upon any UCC Financing Statement and continuations thereof, and any other instrument or document required by Secured Party to perfect and continue perfected the liens and security interests granted to Secured Party hereunder or otherwise in connection with the Obligations or other instruments regarding disposition or sale of any Collateral which come into possession of Secured Party; and

        4.2  To sign and endorse the name of Debtor upon any registration or document required to keep the Collateral in good standing and effect.

This power of attorney shall be deemed to be coupled with an interest and irrevocable until all of Debtor's Obligations to Secured Party are paid and performed in full.

5.   EVENTS OF DEFAULT

            Each of the following shall be an "Event of Default" hereunder:

5.1  The nonpayment as and when due of any amount payable under or on any of the Obligations and all accrued interest thereon or the failure of any Obligor (the term "Obligor," as used herein, shall include the Debtor and all other persons liable, either absolutely or contingently, on the Obligations, including endorsers, sureties and guarantors) at any time to observe or perform any of its warranties, representations or covenants contained in this Security Agreement or the Related Documents, or a breach, default or event of default shall occur under any Related Document, subject to applicable grace and cure periods, if any.

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5.2  If the Debtor becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against the Debtor under any provision of any state or federal law or statute alleging that such Debtor is insolvent or unable to pay debts as they mature or under any provision of the Federal Secured Bankruptcy Code.

        5.3  The entry of any judgment or tax lien against any Debtor which remains unsatisfied for thirty (30) days, or the issuing of any attachment or garnishment against any property of Debtor, or the appointment of any receiver, trustee, conservator or other court officer over the Debtor or any of Debtor's property for any purpose.

        5.4  The Collateral or any rights therein shall be subject to or threatened with any judicial process, condemnation or forfeiture proceedings.

        5.5  The dissolution, merger, consolidation or reorganization of Debtor.

6.   SECURED PARTY'S RIGHTS UPON DEFAULT

            Upon or after the occurrence of any Event of Default, Secured Party may do any or all of the following, all of which rights and remedies shall be cumulative and any and all of which may be exercised from time to time and as often as Secured Party shall deem necessary or desirable:

6.1  Exercise any or all rights, privileges and remedies available to Secured Party under this Security Agreement, or the Related Documents, and of a secured party under the UCC (which remedies shall be cumulative), as well as those under any other applicable agreement with respect to any of the Collateral then held for the Obligations, and to apply such monies and the net proceeds of the Collateral to any of the Obligations then due Secured Party as provided below.

6.2  Declare the entire unpaid amount of such of the Obligations as are not then due and payable to become immediately due and payable, without notice to or demand on any Obligor.

        6.3  Upon thirty (30) days' prior written notice to Debtor, which notice Debtor acknowledges is sufficient, proper and commercially reasonable, sell, lease or otherwise dispose of the Collateral, at any time and from time to time, in whole or in part, at an advertised public sale.

        6.4  Cure any default in any reasonable manner and add the cost of any such cure to the Obligations and accrue interest thereon at the rate then being charged by Secured Party for loans and extensions of credit hereunder.

        The waiver of any Event of Default or Secured Party's failure to exercise any right or remedy hereunder shall not be deemed a waiver of any subsequent Event of Default or of the right to exercise that or any other right or remedy available to Secured Party.

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7.  PAYMENT OF COSTS AND ATTORNEY'S FEES

           In the event that Secured Party engages an attorney to represent it in connection with (1) any alleged default by any Obligor under any of the Related Documents issued in connection with or arising out of any of the Obligations, (2) the enforcement of any of the Secured Party's rights and remedies under any of the Related Documents, (3) any potential and/or actual Bankruptcy or other insolvency proceedings commenced by or against any Obligor and/or (4) any potential and/or actual litigation arising out of or related to any of the foregoing, the Related Documents or any of the Obligations, then Debtor shall be liable, and shall reimburse Secured Party on demand, for all attorneys' fees, costs and expenses incurred by Secured Party in connection with any of the foregoing.  Debtor shall also be liable and shall reimburse Secured Party on demand for all other costs and expenses incurred by Secured Party in connection with the collection, preservation and/or liquidation of any collateral security for any of the Obligations and/or in the enforcement of any Obligor's obligations hereunder and under any of the Related Documents.

8.  MISCELLANEOUS

8.1  This Agreement shall inure to the benefit of, and is and shall continue to be binding upon, the parties, their successors, endorsers, personal representatives, receivers, trustees, heirs and assigns, but nothing contained herein shall be construed to permit Debtor to assign this Agreement or any of Debtor's rights or obligations hereunder without first obtaining Secured Party's prior written approval.

        8.2  All warranties, representations and covenants of Debtor contained in this Agreement are joint and several if Debtor is more than one person, and shall bind Debtor's personal representatives, heirs, successors and assigns and shall remain in full force and effect until all the Obligations to Secured Party are paid in full and all of the undertakings of Debtor hereunder have been satisfactorily performed in full.

        8.3  This Agreement  has been executed pursuant to, delivered in and shall be governed by and construed under the laws of the State of Ohio.  The parties agree to the exclusive jurisdiction of the federal, state and local courts located within Ohio over controversies arising from or relating to this Agreement.

        8.4  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

        8.5  The rights, powers and remedies of Secured Party hereunder are cumulative and not alternative and shall not be exhausted by the single assertion or exercise thereof and the failure of Secured Party to exercise any such right, power or remedy will not be deemed a waiver thereof nor preclude any further or additional exercise of such right, power or remedy at any other time.  The waiver of any default hereunder shall not be a waiver of any subsequent default.

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        8.6  No modifications of this Agreement shall be binding or enforceable unless in writing and signed by duly authorized representatives of Debtor and Secured Party.

[signature page follows]

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed and sealed as of the day and year first above written.

MACE SECURITY INTERNATIONAL, INC.

By: /s/ Dennis Raefield
Name: Dennis Raefield
Title: President

MACE CSSS, INC.

By: /s/ Dennis Raefield
Name: Dennis Raefield
Title: President

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